UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On December 2, 2009, FiberTower Corporation (the “Company”) issued a press release (the “Press Release”) announcing the results of its previously announced offer to exchange any and all tendered and accepted 9.00% Convertible Senior Secured Notes due 2012 for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012, and the related consent solicitation (the “Exchange Offer”), all upon the terms and subject to the conditions described in the Company’s Offering Memorandum and Consent Solicitation Statement dated October 26, 2009, and the related Letter of Transmittal. The Exchange Offer expired at 5:00 p.m., New York City time, on Tuesday, December 1, 2009.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated December 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: December 2, 2009	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 2, 2009.